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                     FIRST MERCHANTS CORPORATION

                                AND

                     FIRST MERCHANTS BANK, N.A.

      =====================================================

                    MANAGEMENT INCENTIVE PLAN

                               FOR

               ___________________________________


      =====================================================




                         Prepared by:

                 Mercer Meidinger Hansen, Inc.
                120 Monument Circle, Suite 308
                   Indianapolis, IN 46204


                        Approved by:
           Board of Directors Compensation Committee

              April 21, 1988 (ORIGINAL APPROVAL)
             February 19, 1997 (CURRENT APPROVAL)


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                                 PLAN SUMMARY


OBJECTIVE:        First Merchants Corporation and First Merchants Bank, N.A.
                  believe that performance-based pay should be a significant component of the total compensation package.

                  The purpose of this plan is to provide incentive compensation which will:

                  1. Link compensation to organization and individual goal achievement.

                  2.    Motivate and retain key personnel.

                  3.    Attract qualified talent to the organization.


ADMINISTRATION:   The plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to:

                  --  Modify the formal plan document
                  --  Make the final award determinations
                  --  Set conditions for eligibility and award
                  -- Define extraordinary accounting events in calculating earnings
                  --  Establish future payout schedules
                  -- Determine circumstances/causes for which payouts can be withheld
                  --  Abolish the plan

ELIGIBILITY:      Eligibility will be determined annually by the Compensation
                  Committee of the Board of Directors.

                  In order to receive an award, an incumbent must be employed at the time of the award except for conditions of death or retirement.

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AWARD LEVELS:     Award levels will vary with organizational level:

                  For the _____________________________________ of First
                  Merchants Corporation and First Merchants Bank, the maximum bonus will be ____% of base salary.

                  The actual bonus will be calculated according to the attached schedules.

                  The _________________ will not be eligible to participate in the bank-wide Employee Performance Bonus Plan of First Merchants Bank.

ANNUAL            Beginning in 1997, the current year (1997) will have a
WEIGHTING:        weight of 60% and the average of the two previous years
                  will have a weight of 40%. For purposes of calculating the current year bonus, the percentage of maximum payout will be used in the weighting calculation.

FORM OF AWARD:    Payout will be in cash; there will be no deferral or
                  vesting provisions.

AWARD TIMING:     Awards will be made not later than the 15th day of the
                  month following the month in which the audited financial statement is delivered.

PRO-RATA AWARD:   Participants employed for a period less than the full
                  fiscal year will receive a payout prorated to their length of employment, so long as they have service of at least 90 days during the performance year.

PERFORMANCE       For the ____________________, performance criteria will
CRITERIA AND      include the performance of First Merchants Corporation and
WEIGHTS:          First Merchants Bank.  The weighting of these criteria
                  shall be as follows:


                      PERFORMANCE CRITERIA   WEIGHT


                      (SEE ATTACHED SCHEDULE A)



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PAYOUT            Award schedules, attached hereto, define the minimum
THRESHOLD         performance levels for which Incentive Compensation Awards
CONDITIONS:       will be made.  Awards will be made if performance equals or exceeds the minimum performance levels shown on any one of the attached schedules. For the current year, minimum
                  ("THRESHOLD") performance levels are:


                       (SEE ATTACHED SCHEDULE A)

                  The total incentive award is calculated by adding the applicable awards derived from each of the schedules. A schedule will be utilized for this purpose only if the actual performance level is above the schedule's minimum.


                  Approved by the Compensation Committee:
                     April 21, 1988 (ORIGINAL APPROVAL)
                     February 19, 1997 (CURRENT APPROVAL)








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    SCHEDULE A TO FIRST MERCHANTS CORPORATION MANAGEMENT INCENTIVE PLAN

     The Corporation's Management Incentive Plan covering its executive officers are all in the form of Exhibit 10.1 and are substantially identical, except as noted below. Actual targets are not disclosed.

     The maximum bonus under the Management Incentive Plan for Chief Executive Officer is 40% of base salary. The performance criteria used include the Corporation's return on assets, return on equity, efficiency ratio and net income growth.

     The maximum bonus under the Management Incentive Plan for Chief Operating Officer is 40% of base salary. The performance criteria used include the Corporation's return on equity and the Corporation's and First Merchants Bank, N.A.'s return on assets, efficiency ratio and net income growth.

     The maximum bonus under the Management Incentive Plan for Administrative Officers (Chief Financial Officer and General Counsel) is 25% of base salary. The performance criteria used include the Corporation's and First Merchants Bank, N.A.'s return on assets, efficiency ratio and net income growth.

     The maximum bonus under the Management Incentive Plan for Chief Executive Officer of the Union County National Bank of Liberty is 25% of base salary. The performance criteria used include the Union County National Bank's return on assets, efficiency ratio, net income growth and percentage of annual plan objectives achieved.